UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 22, 2009
Inverness Medical Innovations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
                                          Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Comment letter dated September 1, 2009
Ex-99.2 Response letter dated September 22, 2009

Item 8.01 Other Events.
On September 1, 2009, we received a comment letter from the staff of the United States Securities and Exchange Commission (the “SEC Staff”) concerning our annual report on Form 10-K and Form 10-K/A for the year ended December 31, 2008 and our definitive proxy statement for our 2009 annual meeting of stockholders (the “2009 Proxy Statement”). We submitted a response to the SEC Staff on September 22, 2009, to which the SEC Staff has not yet responded.
The unresolved SEC Staff comments request that we:
•	provide information to the SEC staff and expand the disclosure in our Form 10-K concerning our use of estimates in providing allowances for sales incentives;

•	explain to the SEC staff how our accounting policy for recognition of revenue from fee-based services arrangements that include performance criteria complies with Staff Accounting Bulletin No. 104;

•	provide to the SEC staff information to support the range of amortization periods we use in amortizing customer relationships from businesses we acquire;

•	explain to the SEC staff why we no longer consolidate our SPD consumer diagnostics joint venture with Procter & Gamble;

•	reconcile certain line items in the tabular disclosure of our 2008 restructuring activities to the narrative disclosure in the related footnote in the Form 10-K; and

•	provide to the SEC staff for its consideration an expanded discussion of the factors taken into account by our compensation committee in awarding certain increases in base salaries and stock-based compensation to our named executives, as set forth in our 2009 Proxy Statement.
Our management, in consultation with BDO Seidman, LLP, our independent registered public accounting firm, has reviewed our accounting for the items about which the SEC Staff has inquired and the accounting guidance applicable to those items. We believe that our accounting for the items about which the SEC Staff has inquired complies with United States generally accepted accounting principles and with relevant accounting guidance and SEC rules and regulations, as stated in our response to the SEC Staff comment letter, and also is generally consistent with the manner in which other industry participants that are public companies account for similar items. There can be no assurance that the SEC Staff will agree with our analysis, or that it will not require that we make changes in the way we report our financial condition and results of operations.
The impact of any such changes in our accounting for our results of operations could be material, particularly if we were required to consolidate the assets, liabilities and results of operations of our joint venture with Procter & Gamble with our own, or to defer a significant portion of our revenue from fee-based services arrangements that include performance criteria. Any such changes could be prospective in nature or, if sufficiently material, could require that we restate our historical financial statements.
The SEC Staff comment letter and our response to the SEC Staff are filed with this Current Report on Form 8-K as exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1
Comment letter dated September 1, 2009, from Jim B. Rosenberg, Senior Assistant Chief Accountant, United States Securities and Exchange Commission, to David Teitel, Chief Financial Officer of the Company.

99.2	Response letter dated September 22, 2009, from David Teitel to Jim B. Rosenberg.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ David A. Teitel
David A. Teitel
Chief Financial Officer

Dated: September 22, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1
Comment letter dated September 1, 2009, from Jim B. Rosenberg, Senior Assistant Chief Accountant, United States Securities and Exchange Commission, to David Teitel, Chief Financial Officer of the Company.

99.2	Response letter dated September 22, 2009, from David Teitel to Jim B. Rosenberg.